UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

COHERUS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Coherus Oncology, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 27, 2026 virtually via the Internet. The Annual Meeting on May 27, 2026 was partially adjourned to Friday, May 29, 2026 solely with respect to the voting on Proposal 4. At the close of business on April 16, 2026, the record date, there were 154,217,609 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share.

As summarized in the tables below, at the Annual Meeting on May 27, 2026, common stock of the Company totaling 124,566,041 shares were voted in person or by proxy for proposals 1, 2, 3 and 5. On May 29, 2026, common stock of the Company totaling 91,750,055 shares were voted in person or by proxy for proposal 4, a “non-routine” matter which resulted in broker non-votes present on May 27, 2026 no longer being included or represented in the vote totals. The Company’s Definitive Proxy Statement on Schedule 14A, and the Supplement to the Proxy Statement, filed with the U.S. Securities and Exchange Commission respectively on April 20, 2026 and May 28, 2026 describe each proposal, the quorum requirements and the vote counting procedures.

The results of the voting held on May 27, 2026 for Proposals 1, 2, 3 and 5, and on May 29, 2026 for Proposal 4, are as follows:

Proposal 1. The Company’s stockholders elected by a majority of votes cast each of the Class III director nominees below, Dennis M. Lanfear and Mats L. Wahlström, to the Board of Directors of the Company to hold office until the 2029 annual meeting of stockholders or until their successors are elected.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Dennis M. Lanfear	82,524,713	6,482,243	35,559,085
Mats L. Wahlström	81,177,717	7,829,239	35,559,085

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
121,137,511	1,481,497	1,947,033	0

Proposal 3. The Company’s stockholders approved a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (a “Say-on-Pay” vote).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,322,772	10,862,168	4,822,016	35,559,085

Proposal 4. The Company’s stockholders approved the reduction in the exercise price of certain outstanding stock options.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,996,610	45,362,110	391,335	0

 Proposal 5. The Company’s stockholders approved an increase in the number of shares of common stock reserved for issuance under the Amended and Restated 2014 Equity Incentive Award Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
59,507,788	24,853,379	4,645,789	35,559,085

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	COHERUS ONCOLOGY, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer